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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                                  APRIL 5, 2002
                Date of Report (Date of Earliest Event Reported)



                                  BIGMAR, INC.
             (Exact Name of Registrant as Specified in its Charter)



DELAWARE                            001-14416                     31-1445779
(State or Other Jurisdiction of     (Commission                (I.R.S. Employer
Incorporation or Organization)      File No.)                Identification No.)



                 9711 SPORTSMAN CLUB ROAD, JOHNSTOWN, OHIO 43031
              (Address of Principal Executive Offices and Zip Code)


                                  740-966-5800
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

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ITEM 5.  OTHER EVENTS.

DECISION AND ORDER AND FINAL JUDGMENT IN THE CONTROL LITIGATION

         DECISION IN THE CONTROL LITIGATION

         On April 5, 2002, the Court of Chancery of the State of Delaware, in and for New Castle County (the "Chancery Court"), rendered its decision in a certain control litigation matter involving Bigmar, Inc., a Delaware corporation (the "Company") (the "Control Litigation") encaptioned IN RE BIGMAR, INC.,
SECTION 225 LITIGATION, Consolidated Civil Action No. 19289-NC, in a Memorandum Opinion (the "Opinion"), which Control Litigation has been disclosed in the Company's Current Report on Form 8-K filed as of December 31, 2001 (the "December 8-K").

         The Chancery Court held that the DE JURE directors and officers of the Company are those persons who occupied those respective offices on November 15, 2001, i.e. directors John G. Tramontana, Massimo Pedrani, Philippe J.H. Rohrer, Bernard Kramer, Declan Service, Cynthia R. May, John S. Hodgson, Timothy Carroll and Kevin Ryan, and Cynthia R. May as President of the Company.

         The Chancery Court was unable to conclude that the November 16-18, 2001 special meetings of the Company's Board of Directors attended by certain directors of the Company (the "November Special Meeting") were validly commenced and conducted, thus, invalidating all actions taken at the November Special Meeting. Actions taken at the November Special Meeting thus invalidated included
(i) enlargement of the Board of Directors and election of two directors, Frank DeLape and Christopher Efird, to fill newly created director seats in accordance with the terms of the October 26, 1999 Note Purchase, Paying and Conversion Agency Agreement by and between the Company and Banca del Gottardo, a bank organized under the laws of Switzerland ("BDG"); (ii) approval of the proposed sale and issuance of up to 4,000,000 shares of the Company's common stock to BDG for an aggregate maximum consideration of US $2,000,000; (iii) termination of the Company's former counsel and retention of new counsel; (iv) removal of Cynthia R. May as the President and Secretary of the Company and appointment of Messrs. John G. Tramontana and Philippe J.H. Rohrer to hold those offices, respectively; (v) removal of Cynthia R. May as a member of the Executive Committee of the Company; (vi) cancellation of the annual meeting of the Company's stockholders scheduled for December 14, 2001; and (vii) change in the bylaws requiring a supermajority of votes to amend bylaws and to vote to remove a director, with or without a cause.

         The Chancery Court also did not uphold the validity of stockholder consents executed by certain stockholders of the Company on November 26 and 28, 2001 (the "Stockholder Consents"). The finding with respect to invalidity of the Stockholder Consents effectively invalidated the actions to remove Massimo Pedrani, Phillippe J.H. Rohrer, John G. Tramontana, Bernard Kramer and Declan J. Service; Frank DeLape and Christopher Efird (Messrs. Efird and DeLape having purportedly been appointed to the Board in the invalidated November 16, 2002 meeting) as directors of the Company, taken by certain stockholders of the Company on November 26 and 28, 2001 as disclosed in the December 8-K.

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         ORDER AND FINAL JUDGMENT

         On April 15, 2002, the Chancery Court entered an Order and Final Judgment on the basis of and for the reasons set forth in the Opinion in the Control Litigation (the "Final Judgment"). The Final Judgment stated that: (i) DE JURE directors of the Company are those persons in office on November 15, 2001, including Cynthia R. May, John G. Tramontana, Massimo Pedrani, Philippe J.H. Rohrer, Bernard Kramer, Declan Service, John S. Hodgson, Timothy Carroll and Kevin Ryan. The DE JURE officers of the Company are those persons in office on the same date; (ii) the Status Quo Order in the Control Litigation entered by the Chancery Court on December 20, 2001 (the "SQO") is dissolved and is no further in effect, and (iii) each party to the Control Litigation is to bear one-third (1/3) of court costs.

         As of the date of this filing, none of the parties to the Control Litigation has appealed the Final Judgment.

         THE FOREGOING IS A SUMMARY DESCRIPTION OF THE OPINION AND THE FINAL JUDGMENT AND BY ITS NATURE IS INCOMPLETE. THE DESCRIPTIONS OF THE OPINION AND THE FINAL JUDGMENT ARE QUALIFIED IN THEIR ENTIRETY BY THE TEXTS OF THE OPINION AND THE FINAL JUDGMENT, TRUE COPIES OF WHICH ARE ATTACHED HERETO AS EXHIBIT 99.7 AND 99.8, RESPECTIVELY. ALL READERS OF THIS CURRENT REPORT ARE ENCOURAGED TO READ THE ENTIRE TEXT OF THE OPINION AND THE FINAL JUDGMENT ATTACHED HERETO.

FILING OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

         The Company has been unable to file timely its Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2001 within the prescribed time period pending the outcome in the Control Litigation as described above. The Company management reasonably expected that the outcome in the Control Litigation would have a material effect upon the Company's financial statements and disclosure to be included in the Annual Report. Moreover, the Company's independent accountants, KPMG LLP ("KPMG"), resigned effective as of January 11, 2002. The KPMG resignation is disclosed in an Item 4 Current Report on Form 8-K filed by the Company as of January 25, 2002.

         The Board of Directors of the Company (the "Board") considered the issues of retaining a new independent auditor and the preparation of the Annual Report at the Special Meeting (as the term is defined below under "Special Meeting of The Board of Directors of April 16, 2002"). The Board noted that the Company is late with the filing of the Annual Report and determined to retain a successor independent auditor to conduct the audit to enable the Company to file the Annual Report as soon as possible.


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RESIGNATION OF DIRECTORS

         Cynthia R. May, Timothy Carroll and Kevin Ryan resigned as directors of the Company effective April 15, 2002. As of April 15, 2002 the Board consisted of six (6) directors and three (3) vacancies.

SPECIAL MEETING OF THE BOARD OF DIRECTORS OF APRIL 16, 2002

         On April 16, 2002, the Board held a special meeting (the "Special Meeting"), attended in person by Massimo Pedrani, Phillippe J.H. Rohrer, John G. Tramontana, Bernard Kramer and Declan J. Service. John S. Hodgson did not attend the Special Meeting. Cynthia R. May, Timothy Carroll and Kevin Ryan resigned as directors of the Company effective April 15, 2002 as described above. With five
(5) directors constituting a quorum at the Special Meeting, the Board took actions described in the next succeeding paragraphs.

         The Board resolved INTER ALIA:

         (i) to authorize the issuance of 2,000,000 shares of the Company's common stock reserved for issuance to BDG pursuant to the terms of the BDG investment in the Company and to authorize corporate officers to issue, execute and deliver to BDG stock certificates representing the shares underlying the BDG investment. (In November 2001, BDG transferred $1,000,000 to the Company in consideration of the issuance of 2,000,000 shares of the Company's common stock. Approximately $300,000 of those funds was previously utilized by the Company to fund operating expenses prior to the commencement of the Control Litigation; the balance has remained untouched in an account in the name of the Company at BDG, pending final disposition of the Control Litigation. Insofar as the Board resolved to authorize this investment at the Special Meeting, it is contemplated that the investment of $1,000,000 by BDG for 2,000,000 shares of the Company's common stock will be concluded; that the subject shares will be issued to BDG shortly; and the remaining cash balance will be available to the Company);

         (ii) to appoint two independent directors, Messrs. Henry Y.L. Toh and Richard Aulicino, to the Board;

         (iii) to remove Cynthia R. May as President of the Company and to appoint John G. Tramontana as President of the Company;

         (iv) to consolidate the corporate records of the Company and to relocate any and all such corporate records from Saginaw, Michigan to the Company's principal executive offices in Johnstown, Ohio;

         (v) to remove Cynthia R. May as the Secretary of the Company and to appoint Philippe J.H. Rohrer as Secretary of the Company;
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         (vi) to effect changes in the constituency of the standing committees of the Board as follows:

                  (1) to appoint newly elected director, Richard Aulicino, to fill in the vacancy on the Executive Committee of the Board, which vacancy was created as a result of Cynthia R. May's April 15, 2002 resignation from the Board;

                  (2) to reduce the size of the Compensation and Stock Option Committee of the Board from three (3) to two (2) seats, to remove the existing members of the Compensation and Stock Option Committee; and to appoint Richard Aulicino and Henry Y.L. Toh as the two members of the Compensation and Stock Option Committee;

                  (3) to maintain the size of the Audit Committee of the Board at three (3) directors, to remove the existing members of the Audit Committee; and to appoint Richard Aulicino and Henry Y.L. Toh to the Audit Committee. At present there is one vacancy on the Audit Committee; and

                  (4) to form a Special Committee of the Board consisting of two
(2) newly elected directors, Messrs. Aulicino and Toh, with powers delegable to such a committee in accordance with Section 141(c) of the Delaware General Corporation Law and with the Company's Certificate of Incorporation and bylaws, including but not limited to the power to investigate any claims of past impropriety by Company officers, directors and others, to pursue any and all claims on behalf of the Company by negotiation or litigation, as appropriate, and to retain such independent counsel, forensic accountants, and other experts as the committee may deem necessary in the conduct of its activities, with all expenses borne by the Company.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS REQUIRED.

                  N/A.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  N/A.

         (c)      EXHIBITS.

         99.7 In re Bigmar, Inc. Section 225 Litigation - Memorandum Opinion, Consolidated Civil Action No. 19289-NC.

         99.8 Order and Final Judgment - In Re Bigmar, Inc. Section 225 Litigation, Consolidated C.A. No. 19289.



                            [SIGNATURE PAGE FOLLOWS]


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                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BIGMAR, INC.

Date: April 19, 2002                        By: /s/ John G. Tramontana
                                                --------------------------------
                                                John G. Tramontana
                                                Chairman of the Board, President
                                                & Chief Executive Officer